Investor Presentation A Leading Owner-Operator of Senior Living Communities and Services May 12th, 2021

Forward-Looking Statements & Non-GAAP Financial Measures Forward Looking Statements: The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread, new information that may emerge concerning the severity of COVID-19, the actions taken to prevent or contain the spread of COVID-19 or treat its impact, the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID-19 pandemic, and the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 and the Company’s near-term debt maturities on the Company’s ability to continue as a going concern, the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all, including the transfer of certain communities managed by the Company on behalf of Fannie Mae, Healthpeak, Ventas, and Welltower; the Company’s ability to improve and maintain adequate controls over financial reporting and remediate the identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. For information about Capital Senior Living, visit www.capitalsenior.com. The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise. Non-GAAP Financial Measures: In this presentation, the Company utilizes certain financial valuation and performance measures of operating performance, such as Net Operating Income (‘’NOI"), that are not calculated in accordance with GAAP. Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with the Company's results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. NOI is calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses of ($7.7M), net. The Company believes NOI is a useful performance measure in identifying trends in day-to-day operations because it excludes the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of the Company's primary business. NOI is an important points of analysis when evaluating performance as it provides an indication of the effectiveness of management producing growth in operations from existing assets. NOI provides indicators to management of progress in achieving both consolidated and individual business unit operating performance and is used by research analysts and investors to evaluate the performance of companies in the senior living industry. 2

8% 92% Medicaid Private Pay 68 Communities 60 Owned 8 Managed 6,000+ Residents Served 3,200+ Employees 80.5% 2020 Occupancy 60 owned communities 30+ Year History 3 68 Communities 12% 38% 50% Assisted Living Independent Living Memory Care 23% 22% 16% 10% 29% Texas Ohio Wisconsin Indiana Other Attractive Markets and Resident Demographic1,2 Balanced Unit Mix Supports Target Market Profile 1 Attractive Private Pay Focus 1 15+ Communities 5 - 14 Communities < 5 Communities 6,881 Units 18 States OwnedManaged 1Data for 60 Owned Communities 2Full Year 2020 Revenue Leading Operator of Seniors Housing and Services

1Q 2021 Highlights 4 Vaccine Distribution 93% of residents are vaccinated and COVID cases have declined nearly 100% Consumer Demand Progressive improvements in occupancy— 75.5% for the first quarter 2021 and 76.9% for the month of April – indicating that the post- COVID recovery has begun Normalized Operations 100% of communities are open to new residents and are safely conducting group activities and social events Redefined Portfolio Closed the quarter with our redefined core portfolio of 60 owned communities marking the completion of our community transition strategy Debt Extinguishment Completed the transition of legal ownership of three communities back to Fannie Mae, recording a gain on extinguishment of debt of $47.0 million Differentiated Programming Continued implementation of differentiated programming across the portfolio, including Magnolia Trails (dementia care) and evidence-based wellness and educational programs

- 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 - 20 40 60 80 100 120 140 160 180 CSU Resident Cases US National Cases COVID-19 Cases Down ~100% and Community Operations Normalizing • 100% of Capital Senior Living communities are currently accepting new residents • Active cases remain low due to implementation of consistent and robust safety protocols • All communities remain in high alert with COVID-19 precautions and CDC guidelines in place 5 Source: CDC COVID Data Tracker; US and State Trends CSU data reflects 60 owned post-transition communities

84 .2% 84 .4% 83 .8% 82 .1% 81 .7% 81 .7% 80 .7% 79 .6% 79 .2% 78 .7% 77 .7% 77 .0% 75 .7% 75 .2% 75 .5% 76 .9% 83 .3 0% 83 .5 0% 82 .9 0% 81 .3 0% 80 .8% 80 .6% 79 .6% 79 .0% 78 .6% 78 .1% 77 .1% 76 .5% 75 .7% 75 .3% 76 .7% 78 .5 % JAN 20 FEB 20 MAR 20 APR 20 MAY 20 JUN 20 JUL 20 AUG 20 SEP 20 OCT 20 NOV 20 DEC 20 JAN 21 FEB 21 MAR 21 APR 21 Full Month Average Occupancy EOM Spot Occupancy Q1 2021 Occupancy Inflection Point 6 (1) Occupancy for 60 owned pro-forma communities (2) Final March ‘21 numbers includes 12 units excluded due to winter storm impact Capital Senior Living Monthly Occupancy (1) • Rapid distribution of the COVID-19 vaccination in Q1 2020 led to significant declines in COVID-19 cases and increased consumer confidence in accessing seniors housing and services. (2)

Occupancy Improving with Stable Cost Structure 7 Key Takeaways • Occupancy stabilized in Q1 and increased 170 basis points from February to April • Excluding adjustments for other income and one-time concessions, average rent held flat from Q4’20 to Q1’21 • Labor costs declined 2.5% sequentially and 1.2% from Q1’20 with March achieving our lowest use of STAT pay in the post-COVID operating environment • Operating expense increase year over year driven by Real Estate Tax increase of $600k which are currently under appeal and increase to insurance costs of $500k 1Q21 4Q20 1Q20 Average Occupancy 75.5% 77.4% 83.7% Average Rent (1) $3,531 $ 3,586 $3,577 Revenue $45.2 $ 46.9 $50.6 Operating Expenses (2) $36.1 $ 35.8 $34.9 NOI (60 Properties) (3) $9.1 $ 11.1 $15.7 NOI Margin (3) 20.1% 23.6% 31.0% $ in Millions except RevPOR (1) Adjusted to remove State Relief Revenue (2) Includes real estate taxes and insurance, excludes management fees (3) Calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses of ($7.7M), net (4) Final March ‘21 numbers includes 12 units excluded due to winter storm impact * Results for the Company’s 60 owned communities Jan 75.7 Feb 75.2 ↓ (50bps) Mar (4) 75.5 ↑ 30bps Apr 76.9 ↑ 140bps

8 Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 Strong Leading Indicators Support 2021 Recovery Leads Tours Move Ins Move Outs Data for 60 Capital Senior Living communities COVID-19 Vaccine COVID-19 Vaccine COVID-19 Vaccine COVID-19

9 87 .7 0% 86 .8 0% 85 .6 0% 85 .3 0% 85 .7 0% 85 .0 0% 84 .2 0% 84 .4 0% 83 .7 0% 81 .5 0% 79 .3 0% 77 .4 0% 75 .5 0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 35 .7% 34 .4% 33 .1% 33 .0% 32 .9% 32 .5% 30 .6% 27 .1% 31 .0% 30 .0% 25 .6% 23 .6% 19 .9 % Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 $5 0. 7 $5 0. 6 $5 1. 2 $5 1. 3 $5 1. 0 $5 1. 0 $5 0. 7 $5 0. 8 $5 0. 6 $4 9. 6 $4 8. 0 $4 6. 9 $4 5. 0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 $3,475 $3,503 $3,534 $3,548 $3,515 $3,546 $3,559 $3,563 $3,577 $3,601 $3,582 $3,586 $3,532 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Future Growth Outlook; Q1 2021 Bottom of COVID-19 Impact Occupancy Revenue Net Operating Income Margin(1) Average Rent (1) Calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses of ($7.7M), net Data for 60 Owned Communities COVID-19 COVID-19 COVID-19 COVID-19

Reduced Overhead and Streamlined Operations Expecting ~19% G&A savings between ‘20 – ‘21 Revamped Operating Strategy To improve operating performance and focus on highest performing owned assets in core markets Sold Non-Core Assets Sold underperforming assets and exited non-core markets Stabilized Balance Sheet / Reduced Liabilities Transitioned ownership of 18 over-levered communities to lender, resulting in $11.3MM of estimated annual cash flow savings  Transformative Strategic Actions Undertaken Since 2019 10 New Senior Leadership Team CEO, COO, Chief Revenue Officer, and others Exited All Triple Net Leases Resulting in $46.8MM of estimated annual cash flow savings      Early actions resulted in outperformance relative to peers, in spite of challenges during COVID-19 pandemic Capital Senior has executed several key steps to right-size the portfolio, improve operational and financial performance, and reposition the business for long-term success